UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2023

Eterna Therapeutics Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-11460	31-1103425
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1035 Cambridge Street, Suite 18A
Cambridge, MA	02141
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 582-1199

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.005 per share	ERNA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934:
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 14, 2023, Eterna Therapeutics Inc., a Delaware corporation (the “Company”), entered into an Exclusive Amended and Restated License Agreement (the “A&R Agreement”) with Factor Bioscience Limited (“Factor”) to replace in its entirety the Exclusive License Agreement dated February 20, 2023, as amended on July 12, 2023.  The A&R Agreement provides for, among other things, the expansion of the Company’s license rights to include (i) know-how that is necessary or reasonably useful to practice to the licensed patents and (ii) the ability to sublicense through multiple tiers (as opposed to only permitting a direct sublicense).  The A&R Agreement also provides for technology transfer to Eterna, subject to the use restrictions in the A&R Agreement and reduces the termination rights of Factor under the A&R Agreement.

Dr. Matthew Angel, the Company’s President and Chief Executive Officer, is the co-founder, President, CEO, and a director of Factor Bioscience Inc., which is the parent of Factor.

The foregoing description of the A&R Agreement is only a summary and is qualified in its entirety by reference to the full text of the A&R Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference in this Item 1.01*.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1#*	Amended and Restated Exclusive License Agreement, dated November 14, 2023, by and between Factor Bioscience Limited and Eterna Therapeutics Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

# Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit were omitted by means of marking such portions with an asterisk because such information is both not material and is the type that the Company treats as private or confidential.

* Pursuant to Item 601(a)(5) of Regulation S-K, schedules and similar attachments to this exhibit have been omitted because they do not contain information material to an investment or voting decision and such information is not otherwise disclosed in such exhibit. The Company will supplementally provide a copy of any omitted schedule or similar attachment to the U.S. Securities and Exchange Commission or its staff upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Eterna Therapeutics Inc.

Dated: November 16, 2023	By:	/s/ Matthew Angel
Chief Executive Officer